Exhibit 99.2

GBT Announces Pricing of Upsized Offering of $300.0 Million of Convertible Senior Notes

SOUTH SAN FRANCISCO, Calif. – December 14, 2021 – Global Blood Therapeutics, Inc. (GBT) (NASDAQ: GBT) today announced the pricing of $300.0 million aggregate principal amount of its Convertible Senior Notes due 2028 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering size was increased from the previously announced offering size of $250.0 million aggregate principal amount of notes. GBT also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $45.0 million aggregate principal amount of notes (the “additional notes”). The sale of the notes to the initial purchasers is expected to close on December 17, 2021, subject to customary closing conditions, and is expected to result in approximately $290.4 million (or approximately $334.1 million if the initial purchasers exercise their option to purchase additional notes in full) in net proceeds to GBT after deducting the initial purchasers’ discounts and commissions and the estimated offering expenses payable by GBT.

The notes will be senior, unsecured obligations of GBT and will bear interest at a rate of 1.875% per year, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2022. The notes will mature on December 15, 2028, unless earlier converted, redeemed or repurchased. GBT may not redeem the notes prior to December 20, 2027. GBT may redeem for cash all or any portion of the notes (subject to certain limitations), at its option, on or after December 20, 2027 and on or prior to the 31st scheduled trading day immediately preceding the maturity date, if the last reported sale price of GBT’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which GBT provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which GBT provides notice of redemption, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding the redemption date.

At any time before the close of business on the second scheduled trading day preceding the maturity date, the notes will be convertible at the option of the noteholders at an initial conversion rate of 31.4985 shares of GBT’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $31.75 per share, which represents a conversion premium of approximately 27.5% to the last reported sale price of $24.90 per share of GBT’s common stock on The Nasdaq Global Select Market on December 14, 2021). In connection with the closing of the offering, GBT will irrevocably elect to settle conversions, if any, of notes in shares of GBT common stock together with cash in lieu of any fractional share, if applicable.

In connection with the pricing of the notes, GBT entered into privately negotiated capped call transactions with certain of the initial purchasers of the notes or their respective affiliates and certain other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to GBT’s common stock upon conversion of any notes and/or offset any potential cash payments GBT is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be $49.80 per share, which represents a premium of 100% over the last reported sale price of GBT’s common stock on December 14, 2021, and is subject to certain adjustments under the terms of the capped call transactions.

GBT has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of GBT’s common stock and/or enter into various derivative transactions with respect to GBT’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of GBT’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to GBT’s common stock and/or purchasing or selling GBT’s common stock or other securities of GBT in secondary market transactions prior to the maturity of the notes (and are likely to do so on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 30 trading day period beginning on the 31st scheduled trading day prior to the maturity date of the notes, or following any termination of any portion of the capped call transactions in connection with any repurchase, redemption or early conversion of the notes). This activity could also cause a decrease or avoid an increase in the market price of GBT’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

GBT intends to use approximately $40.7 million of the net proceeds from the offering of notes to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional notes, GBT intends to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties. GBT intends to use the remainder of the net proceeds from the offering for the continued commercialization of Oxbryta® and the clinical development of Oxbryta® and GBT’s product candidates, and for other general corporate purposes, which may include potential acquisitions, investments and strategic transactions.

The notes were only offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of GBT’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Global Blood Therapeutics

Global Blood Therapeutics, Inc. (GBT) is a biopharmaceutical company dedicated to the discovery, development and delivery of life-changing treatments that provide hope to underserved patient communities. Founded in 2011, GBT is delivering on its goal to transform the treatment and care of sickle cell disease (SCD), a lifelong, devastating inherited blood disorder. The company has introduced Oxbryta® (voxelotor) tablets, the first FDA-approved medicine that directly inhibits sickle hemoglobin polymerization, the root cause of red blood cell sickling in SCD. GBT is also advancing its pipeline program in SCD with inclacumab, a P-selectin inhibitor in Phase 3 development to address pain crises associated with the disease, and GBT021601 (GBT601), the company’s next-generation hemoglobin S polymerization inhibitor. In addition, GBT’s drug discovery teams are working on new targets to develop the next wave of potential treatments for SCD.

Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements containing the words “will,” “anticipates,” “plans,” “believes,” “forecast,” “estimates,” “expects,” and “intends,” or similar expressions. These forward-looking statements are based on GBT’s current expectations and actual results could differ materially. Statements in this press release include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GBT intends these forward-looking statements, including statements regarding the timing and closing of the offering, the potential effects of the capped call transactions, the potential dilution to GBT’s common stock, the potential impact on market price, the potential payments by GBT and conversion of the notes and the intended use of the proceeds from the sale of the notes, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, and GBT makes this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect GBT’s current views about its plans, intentions, expectations and strategies, which are based on the information currently available to GBT and on assumptions GBT has made. GBT can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond GBT’s control, including, without limitation, risks and uncertainties relating to the COVID-19 pandemic, including the extent and duration of the impact on GBT’s business, including commercialization activities, regulatory efforts, research and development, corporate development activities, and operating results, which will depend on future developments that are highly uncertain and cannot be accurately predicted, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing, and business closure requirements in the U.S. and in other countries, and the effectiveness of actions taken globally to contain and treat the disease; the risks that GBT is continuing to establish its commercialization capabilities and may not be able to successfully commercialize Oxbryta; risks associated with GBT’s dependence on third parties for research, development, manufacture, distribution, and commercialization activities; government and third-party payer actions, including those relating to reimbursement and pricing; risks and uncertainties relating to competitive treatments and other changes that may limit demand for Oxbryta; the risks regulatory authorities may require additional studies or data to support continued commercialization of Oxbryta; the risks that drug-related adverse events may be observed during commercialization or clinical development; data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, or approval; compliance with obligations under the Pharmakon loan; and the timing and progress of activities under GBT’s collaboration, license and distribution agreements; along with those risks set forth in GBT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in GBT’s most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in GBT’s subsequent filings with the SEC. Except as required by law, GBT assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Contact:

Steven Immergut (media)

650-410-3258

simmergut@gbt.com

Courtney Roberts (investors)

650-351-7881

croberts@gbt.com